Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 582.35
Total Fee Amount	585.92
Total Transaction Valuation	4,242,683.00
Total Offset Amount	0.00
Net Fee	$ 3.57